UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2021

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 10, 2021, DaVita Inc. (the "Company") held its virtual 2021 Annual Meeting of Stockholders ("Annual Meeting"). Represented virtually or by proxy at the Annual Meeting were 93,742,657 shares of the Company’s common stock, or 87.92% of its outstanding shares of common stock as of the record date of the Annual Meeting. The proposals presented at the Annual Meeting are described in detail in the Company’s Proxy Statement. The vote results detailed below represent final results as certified by the Inspector of Elections.
Proposal 1. Election of Directors.
The Company’s stockholders elected the eight director nominees named below to the Company’s Board of Directors for a term expiring at the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. The voting results are as follows:

Name of Nominee	For	Against	Abstain	Broker non-votes
Pamela M. Arway	85,192,167	3,513,742	20,071	5,016,677
Charles G. Berg	86,066,406	2,637,897	21,677	5,016,677
Barbara J. Desoer	85,764,448	2,941,094	20,438	5,016,677
Paul J. Diaz	84,642,928	4,060,424	22,628	5,016,677
John M. Nehra	84,154,161	4,549,193	22,626	5,016,677
Paula A. Price	86,857,773	1,848,267	19,940	5,016,677
Javier J. Rodriguez	87,916,503	788,107	21,370	5,016,677
Phyllis R. Yale	88,231,832	473,518	20,630	5,016,677
Proposal 2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm.
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The voting results are as follows:

For	Against	Abstain
88,768,160	4,923,337	51,160
Proposal 3. Advisory vote to approve named executive officer compensation.
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results are as follows:

For	Against	Abstain	Broker non-votes
73,599,931	14,978,780	147,269	5,016,677
Proposal 4. Stockholder proposal regarding political contributions disclosure.
The Company’s stockholders did not approve the stockholder proposal regarding political contributions disclosure. The voting results are as follows:

For	Against	Abstain	Broker non-votes
30,432,641	57,942,304	351,035	5,016,677

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: June 14, 2021	By:	/s/ Samantha Caldwell
Samantha Caldwell
Corporate Secretary